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                                  AMENDMENT
                                     TO
                              OPTION AGREEMENT

        This AMENDMENT TO OPTION AGREEMENT (the "Amendment") is made and entered into effective January 10, 2000, by and between Newpark Environmental Services, Inc. ("NESI") and Newpark Resources, Inc. ("Newpark") on the one hand, and U S Liquids, Inc. ("USL") on the other hand (collectively, the "Parties"), with reference to the following facts:

        A. On December 31, 1998, NESI, Newpark and USL entered into an agreement captioned "Option Agreement."

        B. The Parties now mutually desire to modify certain provisions of the Option Agreement.

        NOW THEREFORE, the Parties hereby agree as follows:

        1. The definition of "Annual Volume" under Article I of the NOW Payment Agreement is hereby amended to read as follows:

                ANNUAL VOLUME: For each Option Year separately, the maximum volume of NOW permitted to be delivered by or on behalf of NESI at no cost and accepted for Disposal by USL, which volume shall be 1,000,000 barrels of NOW for each Option Year.

        2. The parties hereto acknowledge that the foregoing amendment represents a reduction of the annual volume from 1,400,000 barrels to 1,000,000 barrels for each of the Option Years without any commensurate change in the Option Payment to be made by NESI in each Option Year. In consideration of NESI and Newpark agreeing to the foregoing reduction in volume, USL shall pay to NESI the sum of Six Hundred Eighty-three Thousand and No/100 Dollars ($683,000.00) upon the execution of this Amendment, the receipt and sufficiency of which are hereby acknowledged by NESI and Newpark.

        3. Notwithstanding anything contained herein, the Option Agreement or that certain Payment Agreement dated December 31, 1998 among the Parties (the "Payment Agreement"), to the contrary, NESI and Newpark hereby agree that in the event NESI is in default under the Payment Agreement or elects not to exercise the Option, NESI shall repay to USL the aforesaid sum of Six Hundred Eighty-three Thousand and No/100 Dollars ($683,000.00) within thirty
(30) days after the termination (for default or otherwise) or expiration of the Payment Agreement.

        4. Except as hereby amended, the Option Agreement is and shall remain in full force and effect in accordance with its terms.

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        5. The Parties acknowledge and agree that Paragraph 3., above, and the terms contained therein, shall be and are hereby considered to be an independent covenant and agreement which is not tied to or dependent upon the exercise of the Option or the continued existence of the Option Agreement after the expiration of the Payment Agreement and which shall survive the expiration of the Payment Agreement if the Option is not exercised.

        IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first set forth above.


                                       NEWPARK ENVIRONMENTAL SERVICES, INC.

Dated:____________________________     By: ________________________________
                                       Name: ______________________________
                                       Title: _____________________________


                                       NEWPARK RESOURCES, INC.

Dated:____________________________     By: ________________________________
                                       Name: ______________________________
                                       Title: _____________________________


                                       U.S. LIQUIDS, INC.

Dated:____________________________     By: ________________________________
                                       Name: ______________________________
                                       Title: _____________________________